                        GARTMORE VARIABLE INSURANCE TRUST

                      Federated GVIT High Income Bond Fund
                          GVIT International Value Fund
                             GVIT Mid Cap Index Fund
                             GVIT S&P 500 Index Fund
                         J.P. Morgan GVIT Balanced Fund
                       Van Kampen GVIT Comstock Value Fund
                     Van Kampen GVIT Multi Sector Bond Fund

                    Prospectus Supplement dated July 14, 2006
                         to Prospectus dated May 1, 2006

Effective July 1, 2006,  the primary  benchmark for the Van Kampen GVIT Comstock
Value Fund (the "Fund") has been changed from the Standard & Poor's  500(R)Index to the Russell  1000(R)Value  Index.  The Board of Trustees of the Fund approved this  benchmark  change  based on its view that the  composition  of the Russell
1000(R)Value  Index more closely  represents the Fund's strategies and the types of  securities  in  which  it  invests.  The  Russell  1000(R)Value  Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell  1000(R)Index  (the  largest  1,000 U.S.  companies  based on market capitalization)  with lower  price-to-book  ratios and lower  forecasted  growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

The average annual total returns for the Russell 1000(R)Value Index for the one, five and since the Fund's  inception  periods,  as of December 31, 2005,  are as follows:

   1 Year         5 Years           Since Inception*

   7.05%          5.28%             7.80%

* The Fund  commenced  operations on October 31, 1997. The return shown is since
November 1, 1997.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE

PS-GVSUB-1        7/06